EXHIBIT 10.5


                                                                 EXECUTION COPY

                                VOTING AGREEMENT

     This Voting Agreement, dated as of this 29th day of November, 2007 (the "Agreement"), is executed and delivered by and between RAM Energy Resources, Inc., a Delaware corporation ("RAM") and the undersigned.

     A. RAM, Ascent Acquisition Corp. ("Merger Sub"), a Delaware corporation, and Ascent Energy Inc., (the "Company"), a Delaware corporation, have entered into that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of October 16, 2007, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving and becoming a wholly owned subsidiary of RAM (the "Merger").

     B. The undersigned has entered into that certain Note Payoff and Recapitalization Agreement of even date with the Merger Agreement (the "Recapitalization Agreement") among the Company, South Louisiana Property Holdings, Inc., a Louisiana corporation, and the "Investor Parties" (as defined therein).

     C. At the Effective Time, the undersigned, pursuant to the Merger Agreement and the Recapitalization Agreement, will be entitled to receive shares of the common stock of RAM, par value $0.0001 per share (the "RAM Common Stock").

     D. All shares of RAM Common Stock received by the undersigned pursuant to the Merger Agreement and the Recapitalization Agreement, together with any and all other shares of RAM Common Stock which are owned of record by the undersigned on the record date for voting on any action described herein, or with respect to which the undersigned has the power to vote on such record date, are referred to herein as the "Shares."

     E. This Agreement is being entered into as a condition to the consummation of the Merger.

     In consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. VOTE IN FAVOR OF THE DIRECTORS. During the term of this Agreement, the undersigned agrees to vote all of the Shares owned by the undersigned (or with respect to which the undersigned has the power to vote) on the record date applicable to any vote for the election of directors of RAM, for the directors recommended by RAM's Board of Directors.

     2. TERM OF AGREEMENT. The obligations of the undersigned pursuant to this Agreement shall terminate immediately following the election of directors at the annual meeting of RAM's stockholders that will be held in 2009.

     3. TRANSFER OF SHARES. This Agreement shall not restrict in any manner the transfer of Shares during the term hereof; provided, however, that any such transfer of Shares, other than for valuable consideration to an unaffiliated third party, shall be made expressly subject to this Agreement and shall be binding upon the transferee.

     4. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS VOTING AGREEMENT SHALL BE BROUGHT IN ANY DELAWARE STATE COURT HAVING JURISDICTION OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE. BY EXECUTION AND DELIVERY OF THIS VOTING AGREEMENT, EACH OF RAM AND THE UNDERSIGNED IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN THE COURTS REFERENCED ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the law that might otherwise govern under applicable principles of conflicts of law.



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     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.


                                        RAM ENERGY RESOURCES, INC.


                                        By:
                                              ------------------------
                                        Name: Larry E. Lee
                                        Title: Chairman and CEO

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.


                                     ING FURMAN SELZ INVESTORS III L.P.

                                     By: FS Private Investments III LLC, Manager


                                     By:
                                         ------------------------------
                                     Name:
                                     Title: